9:00 -9:10 a.m. 9:10 -9:25 a.m. 9:25 -9:45 a.m. 9:45 -10:05 a.m. 10:05 -10:20 a.m. 10:20 -10:30 a.m. 10:30 -10:45 a.m. 10:45 -11 :00 a.m. FOGHORN' THlaRAPlaVTICS Welcome and Introduction Adrian Gottschalk, P resident and CEO, Foghorn Therapeutics Chromatin Regulatory System -Disease Relevance Cigall Kadoch, Ph.D., Broad Institute, DFCI, Scientific Co-founder Foghorn Therapeutics Gene Traffic Control Platform Steve Bellon, Ph.D, SVP, Head of Drug Discovery, Foghorn Therapeutics FHD-286 -Clinical Applications of Dual BRM/BRG1 Inhibition Sam Agresta, MP, MPH & TM, CMO, Foghorn Therapeutics Acute Myeloid Leukemia Eytan Stein, M.D., Memorial Sloan Kettering Cancer Center Synovial Sarcoma -FHD-609 Sam Agresta, MP, MPH & TM, CMO, Foghorn Therapeutics Targeting the Chromatin Regulatory System in Cancer Howard "Skip" Burris 111, MD, FASCO, FACP, Sara Cannon Research Institute Q&A

9:00 -9:10 a.m. 9:10 -9:25 a.m. 9:25 -9:45 a.m. 9:45 -10:05 a.m. 10:05 -10:20 a.m. 10:20 -10:30 a.m. 10:30 -10:45 a.m. 10:45 -11 :00 a.m. FOGHORN' THlaRAPlaVTICS Welcome and Introduction Adrian Gottschalk, P resident and CEO, Foghorn Therapeutics Chromatin Regulatory System -Disease Relevance Cigall Kadoch, Ph.D., Broad Institute, DFCI, Scientific Co-founder Foghorn Therapeutics Gene Traffic Control Platform Steve Bellon, Ph.D, SVP, Head of Drug Discovery, Foghorn Therapeutics FHD-286 -Clinical Applications of Dual BRM/BRG1 Inhibition Sam Agresta, MP, MPH & TM, CMO, Foghorn Therapeutics Acute Myeloid Leukemia Eytan Stein, M.D., Memorial Sloan Kettering Cancer Center Synovial Sarcoma -FHD-609 Sam Agresta, MP, MPH & TM, CMO, Foghorn Therapeutics Targeting the Chromatin Regulatory System in Cancer Howard "Skip" Burris 111, MD, FASCO, FACP, Sara Cannon Research Institute Q&A

Exhibit 99.1

Targeting the Chromatin Regulatory System

Broadening the Impact of Precision Medicines for Oncology and Other Diseases

FOGHORN THERAPEUTICS

Research & Development Webinar

June 15th, 2021

Agenda

9:00 – 9:10 a.m.	**Welcome and Introduction** Adrian Gottschalk, President and CEO, Foghorn Therapeutics
9:10 – 9:25 a.m.	**Chromatin Regulatory System – Disease Relevance** Cigall Kadoch, Ph.D., Broad Institute, DFCI, Scientific Co-founder Foghorn Therapeutics
9:25 – 9:45 a.m.	**Gene Traffic Control Platform** Steve Bellon, Ph.D, SVP, Head of Drug Discovery, Foghorn Therapeutics
9:45 – 10:05 a.m.	**FHD-286 – Clinical Applications of Dual BRM/BRG1 Inhibition** Sam Agresta, MP, MPH & TM, CMO, Foghorn Therapeutics
10:05 – 10:20 a.m.	**Acute Myeloid Leukemia** Eytan Stein, M.D., Memorial Sloan Kettering Cancer Center
10:20 – 10:30 a.m.	**Synovial Sarcoma – FHD-609** Sam Agresta, MP, MPH & TM, CMO, Foghorn Therapeutics
10:30 – 10:45 a.m.	**Targeting the Chromatin Regulatory System in Cancer** Howard "Skip" Burris III, MD, FASCO, FACP, Sara Cannon Research Institute
10:45 – 11:00 a.m.	**Q&A**

Welcome and Introduction

Adrian Gottschalk

Chief Executive Officer, Foghorn Therapeutics

Forward-Looking Statements

This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements concerning: the initiation, timing, progress and results of our research and development programs and preclinical and clinical trials, our ability to advance product candidates that we may develop and successfully complete preclinical and clinical studies; our ability to leverage our initial programs to develop additional product candidates using our Gene Traffic Control Platform; the impact of the COVID-19 pandemic in our and our collaborators’ business operations, including our research and development programs and preclinical studies; developments related to our competitors and our industry; our ability to expand the target populations of our programs and the availability of patients for clinical testing; our ability to obtain regulatory approval for FHD-286, FHD-609 and any future product candidates from the FDA and other regulatory authorities; our ability to identify and enter into future license agreements and collaborations; our ability to continue to rely on our CDMOs and CROs for our manufacturing and research needs; regulatory developments in the United States and foreign countries; our ability to attract and retain key scientific and management personnel; the scope of protection we are able to establish, maintain and enforce for intellectual property rights covering FHD-286 and FHD-609, our future products and our Gene Traffic Control Platform; and our use of proceeds from our initial public offering, estimates of our expenses, capital requirements and needs for additional financing. Any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. The Company’s business is subject to substantial risks and uncertainties which are described under the heading "Risk Factors" in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission and are accessible on the SEC's website at www.sec.gov.

OUR PLEDGE

At Foghorn, we pledge to partner with patients as we work to discover and develop new, effective therapies for a wide spectrum of diseases, including many types of cancer. Every member of our team is committed to making a difference in the lives of others.



Broadening the Impact of Precision Medicines for Oncology and Other Diseases: Targeting the Chromatin Regulatory System


2013
2015
2016
2017
2018
2019
2020
2021
2022
Beyond
March: Seminal publication by scientific co-founders, Cigall Kadoch, Ph.D. and Gerald Crabtree, M.D.
October: Foghorn Therapeutics founded by Flagship Pioneering (Cole, Kadoch, Crabtree)
April: First employee hired
Development of Gene Traffic Control Platform and Current Foghorn Pipeline
July: Collaboration agreement with Merck to develop a transcription factor disruptor
2020: Total capital formation of ~$240 million including private financing, October IPO and Merck collaboration
May: First patient dosed in P1 studies of FHD-286 in uveal melanoma and r/r AML
May: IND cleared for FHD-609 in synovial sarcoma
Q4'21 through H1'22: Data from phase I studies of FHD-286 and FHD-609 in synovial sarcoma
Global integrated biotech company from discovery to commercialization, delivering medicines across the globe

FOGHORN THERAPEUTICS

Dysregulation of the Chromatin Regulatory System Has Been Implicated in up to 50% of All Cancers

50%
of All Cancers

Based on exome sequencing, the chromatin regulatory system is implicated in ~50% of all cancers

2.5M
People

Potential impact for Foghorn's pipeline of precision oncology programs

$400+
billion

2030 global oncology market opportunity

First Two Programs in the Clinic, Broad Pipeline Advancing

Precision Oncology / Breadth and Depth

Program / Target	Modality	Discovery	IND-enabling	Phase 1	Phase 2	Phase 3	Global Rights
FHD-286 (BRG1 / BRM)	Enzyme inhibitor	AML			Early Clinical Data (Q4 2021)		FOGHORN THERAPEUTICS
		Uveal melanoma			Early Clinical Data (Q4 2021)		FOGHORN THERAPEUTICS
FHD-609 (BRD9)	Protein degrader	Synovial sarcoma			Early Clinical Data (H1 2022)		FOGHORN THERAPEUTICS
Selective BRM	I) Enzyme inhibitor	BRG1 mutated cancers	IND 2022				FOGHORN THERAPEUTICS
	II) Protein degrader	BRG1 mutated cancers					
Selective ARID1B	Protein degrader	ARID1A mutated cancers					FOGHORN THERAPEUTICS
Synthetic Lethal Targets (multiple)	I) Enzyme inhibitors II) Protein degraders						FOGHORN THERAPEUTICS
Transcription Factors (multiple)	I) Transcription factor disruptors II) Protein degraders						FOGHORN THERAPEUTICS
Partnered program (undisclosed)	Transcription factor disruptor						MERCK

Gene Traffic Control® Platform

Agenda

9:00 – 9:10 a.m.	**Welcome and Introduction** Adrian Gottschalk, President and CEO, Foghorn Therapeutics
9:10 – 9:25 a.m.	**Chromatin Regulatory System – Disease Relevance** Cigall Kadoch, Ph.D., Broad Institute, DFCI, Scientific Co-founder Foghorn Therapeutics
9:25 – 9:45 a.m.	**Gene Traffic Control Platform** Steve Bellon, Ph.D, SVP, Head of Drug Discovery, Foghorn Therapeutics
9:45 – 10:05 a.m.	**FHD-286 – Clinical Applications of Dual BRM/BRG1 Inhibition** Sam Agresta, MP, MPH & TM, CMO, Foghorn Therapeutics
10:05 – 10:20 a.m.	**Acute Myeloid Leukemia** Eytan Stein, M.D., Memorial Sloan Kettering Cancer Center
10:20 – 10:30 a.m.	**Synovial Sarcoma – FHD-609** Sam Agresta, MP, MPH & TM, CMO, Foghorn Therapeutics
10:30 – 10:45 a.m.	**Targeting the Chromatin Regulatory System in Cancer** Howard "Skip" Burris III, MD, FASCO, FACP, Sara Cannon Research Institute
10:45 – 11:00 a.m.	**Q&A**

Chromatin Regulatory System – Disease Relevance

Cigall Kadoch, Ph.D.

Broad Institute, DFCI, Scientific Co-founder of Foghorn Therapeutics

Targeting chromatin regulatory system perturbations in human disease

A new class of opportunities

Cigall Kadoch, Ph.D.
Dana- Farber Cancer Institute
Harvard Medical School
Broad Institute

Chromatin architecture and accessibility govern gene expression


V. Attoulian, Science

Chromatin architecture and accessibility govern gene expression



Chromatin architecture and accessibility govern gene expression



Chromatin architecture and accessibility govern gene expression



The chromatin regulatory system


Nucleus

The chromatin regulatory system


DNA modification
Histone modification
Chromatin remodeling complexes
Nucleus

The chromatin regulatory system


DNA modification
Histone modification
Chromatin remodeling complexes
Nucleus

The chromatin regulatory system


DNA modification
Histone modification
Chromatin remodeling complexes
Defects in the control of chromatin structure are a major cause of human disease
Nucleus
Development
Differentiation
Lineage commitment and restriction
Response to stimuli

Human genetic studies unlock new biology


Cancer
Neurodevelopment disorders
Immune conditions
Heart development and disease
Others
Artist credit: Sonya Parpart-Li

Cancer mutations span multiple cellular pathways

30+ Cancer Types

>10,000 tumor samples sequenced

~300 driver genes

>3,400 putative missense driver mutations



Cellular Pathways
Apoptosis
TOR signaling
NOTCH signaling
Epigenetics DNA modifiers
NFKB signaling
Chromatin other
Metabolism
Splicing
TGFB signaling
Wnt/B-catenin signaling
RNA abundance
Other
Chromatin histone modifiers
Immune signaling
RTK signaling
Protein homeostasis/ubiquitination
Histone modification
Cell cycle
Chromatin SWI/SNF complex
Transcription factor
Other signaling
Genome integrity
PI3K signaling
MAPK signaling
Cell Origin
Fraction of genes
0%
25%
50%
KICH
MESO
UVM
THCA
OV
THYM
PCPG
TGCT
DLBC
ACC
KIRC
KIRP
LUAD
SKCM
LIHC
STAD
PAAD
COADREAD
GBM
UCS
LGG
PRAD
ESCA
LAML
CESC
HNSC
LUSC
BRCA
BLCA
UCEC
PANCAN
SARC
CHOL
TCGA Tumor Types

Adapted from Bailey et al., *Cell* 2018

Chromatin regulatory system disruptions are extensive

30+ Cancer Types

>10,000 tumor samples sequenced

~300 driver genes

>3,400 putative missense driver mutations



Cellular Pathways
Apoptosis
TOR signaling
NOTCH signaling
Epigenetics DNA modifiers
NFKB signaling
Chromatin other
Metabolism
Splicing
TGFB signaling
Wnt/B-catenin signaling
RNA abundance
Other
Chromatin histone modifiers
Immune signaling
RTK signaling
Protein homeostasis/ubiquitination
Histone modification
Cell cycle
Chromatin SWI/SNF complex
Transcription factor
Other signaling
Genome integrity
PI3K signaling
MAPK signaling
Cell Origin
Fraction of genes
0%
25%
50%
KICH
MESO
UVM
THCA
OV
THYM
PCPG
TGCT
DLBC
ACC
KIRC
KIRP
LUAD
SKCM
LIHC
STAD
PAAD
COADREAD
GBM
UCS
LGG
PRAD
ESCA
LAML
CESC
HNSC
LUSC
BRCA
BLCA
UCEC
PANCAN
SARC
CHOL
TCGA Tumor Types

Adapted from Bailey et al., *Cell* 2018

Chromatin regulatory system disruptions are extensive

30+ Cancer Types

>10,000 tumor samples sequenced

~300 driver genes

>3,400 putative missense driver mutations



Cellular Pathways
Apoptosis
TOR signaling
NOTCH signaling
Epigenetics DNA modifiers
NFKB signaling
Chromatin other
Metabolism
Splicing
TGFB signaling
Wnt/B-catenin signaling
RNA abundance
Other
Chromatin histone modifiers
Immune signaling
RTK signaling
Protein homeostasis/ubiquitination
Histone modification
Cell cycle
Chromatin SWI/SNF complex
Transcription factor
Other signaling
Genome integrity
PI3K signaling
MAPK signaling
Cell Origin
Fraction of genes
0%
25%
50%
KICH
MESO
UVM
THCA
OV
THYM
PCPG
TGCT
DLBC
ACC
KIRC
KIRP
LUAD
SKCM
LIHC
STAD
PAAD
COADREAD
GBM
UCS
LGG
PRAD
ESCA
LAML
CESC
HNSC
LUSC
BRCA
BLCA
UCEC
PANCAN
SARC
CHOL
TCGA Tumor Types

SWI/SNF complexes, other ATP-dependent remodelers, helicases, etc.

Adapted from Bailey et al., *Cell* 2018

An example: mutational landscape of mSWI/SNF genes in human cancer

~20+% of human cancers


mSWI/SNF gene
Mutation Frequency
0.10
0.08
0.06
0.04
0.02
0.00
ARID1A
PBRM1
SMARCA4
ARID2
ARID1B
SMARCA2
SMARCC2
ACTB
BRD7
GLTSCR1L
SMARCC1
DPF3
ACTL6B
SMARCB1
DPF2
GLTSCR1
SMARCE1
SS18
SMARCD3
SMARCD2
BRD9
PHF10
DPF1
ACTL6A
SMARCD1
SS18L1
BCL7A
BCL7B
BCL7C
KIRC BLCA CHOL DLBC UCEC STAD LIHC LUSC LUAD COAD ESCA KIRP SKCM CESC HNSC READ UCS LGG OV BRCA MESO PAAD GBM SARC PRAD ACC THYM THCA UVM LAML KICH TGCT PCPG
TCGA Tumor Types

Drivers of rare cancers (many 90-100% of cases)


% of cases with mSWI/SNF perturbation
100%
80%
60%
40%
20%
0%
SMARCE1
SMARCA4
SS18-SSX
SMARCB1
SMARCB1
SMARCA4/A2
SMARCA4, ARID1A/B, SMARCB1
SMARCB1
SMARCB1
Clear cell spinal meningioma
SMARCA4-deficient thoracic sarcoma
Synovial sarcoma
Malignant rhabdoid tumors
Atypical teratoid/rhabdoid tumor
Epithelioid sarcoma
Small cell carcinoma of the ovary (Hypercalcemic type)
Endometrial and ovarian dedifferentiated carcinoma
Pediatric chordoma
Epithelioid schwannoma

Mammalian SWI/SNF complexes: chromatin remodeling machines

ARID1A
ARID1B
ARID2
SMARCA4
SMARCA2
SMARCC1
SMARCC2
SMARCD1
SMARCD2
SMARCD3
SMARCE1
SMARCB1
PBRM1
DPF1
DPF2
DPF3
PHF10
BRD7
BRD9
SS18
SS18L1
ACTL6A
ACTL6B
ACTB
GLTSCR1
GLTSCR1L
BCL7A
BCL7B
BCL7C

mSWI/SNF (BAF) complex


ADP
ATP

- Three distinct final forms of complexes (**BAF, PBAF, ncBAF**) with specific subunits
- **Combinatorial assembly**—> several hundred total possibilities
- **Mutually exclusive paralog subunits** (i.e. SMARCA4/SMARCA2 (BRG1/BRM), ARID1A/ARID1B)

Mashtalir et al., Cell 2020
Mashtalir et al., Cell 2018
Michel et al., Nat Cell Biol 2018

Mammalian SWI/SNF complexes: chromatin remodeling machines


ADP
ATP

mSWI/SNF family complexes: cBAF, PBAF, and ncBAF types



SMARCA4/2
NCP
ACTL6A/B
SMARCB1
ACTB
DPF2
ARID1A/B
SMARCE1
SMARCC1/2
SMARCD1/2

Mashtalir et al., *Cell* 2018
Michel et al., *Nat Cell Biol* 2018

mSWI/SNF: diverse assemblies yield diverse opportunities for targeting

Biochemical composition, 3D structure, NCP interactions

ARID1/B
DPF2

cBAF
1.04 MDa



SMARCA4/2
ATPase subunits
Nucleosome
acidic patch
SMARCB1
BCL7
ACTB
ACTL6
SMARCD1/2
DPF2
ARID1A/B
SMARCC1/
SMARCC2
SMARCE1
SS18

ARID2
PBRM1
PHF10

PBAF
1.41 MDa



SMARCA4/2
ATPase subunits
Nucleosome
acidic patch
SMARCB1
BCL7
PHF10
ACTB
ACTL6
SMARCD1/2
PBRM1
ARID2
SMARCC1/
SMARCC2
SMARCE1
BRD7

BRD9
GLTSCR1/1L

ncBAF
0.87MDa



SMARCA4/2
ATPase subunits
Nucleosome
acidic patch
?
BCL7
ACTB
ACTL6
SMARCD1
BRD9
GLTSCR1/1L
SMARCC1
SS18

-SMARCB1
-SMARCE1
- GLTSCR1 instead of ARID
only SMARCD1
only SMARCC1

Mashtalir et al., *Cell* 2018
Michel et al., *Nat Cell Biol* 2018

Compositional and functional diversity of mSWI/SNF complexes

ARID1/B
DPF2

cBAF
1.04 MDa


SMARCA4/2
ATPase subunits
Nucleosome
acidic patch
SMARCB1
BCL7
ACTB
ACTL6
SMARCD1/2
DPF2
ARID1A/B
SMARCC1/
SMARCC2
SMARCE1
SS18

ARID2
PBRM1
PHF10

PBAF
1.41 MDa


SMARCA4/2
ATPase subunits
Nucleosome
acidic patch
SMARCB1
BCL7
ACTB
ACTL6
SMARCD1/2
PHF10
PBRM1
ARID2
SMARCC1/
SMARCC2
SMARCE1
BRD7

BRD9
GLTSCR1/1L

ncBAF
0.87MDa


SMARCA4/2
ATPase subunits
Nucleosome
acidic patch
?
BCL7
ACTB
ACTL6
SMARCD1
BRD9
GLTSCR1/1L
SMARCC1
SS18

-SMARCB1
-SMARCE1
- GLTSCR1 instead of ARID
only SMARCD1
only SMARCC1

Biochemical composition, 3D structure, NCP interactions

Diversity

$$\binom{n}{r} = {}_nC_r = \frac{n!}{r!\,(n-r)!}$$

cBAF	PBAF	ncBAF	
1296	108	48	*Across cell types*
108	54	12	*In one cell*

Targeting on chromatin


b
Pearson
correlation
1.00
0.95
0.90
0.85
0.80
0.75
BRD9
GLTSCR1
BRD7
DPF2
SMARCA4
SMARCC1


c
chr6:43,734,803–43,760,508
SMARCA4
SMARCC1
BRD9
GLTSCR1
BRD7
DPF2
VEGFA


3.4%
18.9%
61.6%
16.1%
5.1%
18.9%
44.4%
31.6%
22.2%
33.6%
18.8%
25.3%
cBAF
(DPF2)
PBAF
(BRD7)
ncBAF
BRD9
Active enhancers (H3K27ac, H3K4me1)
Primed sites (H3K4me1)
Active promoters (H3K4me3, H3K27ac)
CTCF co-localized (CTCF)

Multi-subunit/multi-cancer studies potentiate identification of new mechanisms

SMARCA4/ SMARCA2

Non-small cell lung cancer (12%
SCCOHT (~100%)
SA4-deficient thoracic sarcomas (~100%)

Pan et al., *Nature Genetics* 2019

SMARCB1

Malignant rhabdoid tumor (>98%)
Atypical teratoid/rhabdoid tumor (>98%)
Epithelial sarcoma (>90%)
Pediatric chordoma (50%)

Valencia et al., *Cell,* 2019
Nakayama et al., *Nature Genetics* 2017


SMARCA4/2
NCP
ACTB
SMARCB1
DPF2
ACTL6
ARID1A/B
SMARCE1
SMARCC1/2
SMARCD1/2

Clear cell meningioma (~100%) **SMARCE1**

ARID1A/ ARID1B

Ovarian clear cell carcinoma (68%)
Dedifferentiated endometrial (~100%)
Colorectal cancer
Breast cancer
Hepatocellular carcinoma
Pancreatic cancer
Neuroblastoma

Kadoch and Crabtree, *Cell* 2013
McBride, Pulice et al., *Cancer Cell* 2018
Michel, D'Avino et al., *Nat Cell Biol* 2018
McBride, Mashtalir et al., *Nat Struct Mol Bio* 2020

SS18

Synovial sarcoma
SS18-SSX (100%)

(Fusion oncoprotein)

Multi-subunit/multi-cancer studies potentiate identification of new mechanisms

<u>Biochemical assembly and modularity</u>

Mashtalir et al., *Cell* 2018



SMARCA4/ SMARCA2

SCCOHT (~100%)
SA4-deficient thoracic sarcomas (~100%)
Non-small cell lung cancer (12%)

Pan et al., *Nature Genetics* 2019



SMARCA4/2

<u>3D structural studies</u>

Mashtalir et al., *Cell* 2020

SMARCB1

Malignant rhabdoid tumor (>98%)
Atypical teratoid/rhabdoid tumor (>98%)
Epithelial sarcoma (>90%)
Pediatric chordoma (50%)

Valencia et al., *Cell*, 2019
Nakayama et al., *Nature Genetics* 2017



SMARCA4/2
NCP
ACTB
ACTL6A
SMARCB1
DPF2
ARID1A/B
SMARCE1
SMARCC1/2
SMARCD1/2

<u>Functional modules</u>

Pan, Meyers et al., *Cell Systems* 2018



PHF10
GLTSCR1
BRD9
BRD7
SMARCD1
SMARCD2
SS18
ARID2
PBRM1
SMARCA4
DPF2
SMARCB1
ARID1A
SMARCC1
SMARCE1

Clear cell meningioma (~100%) **SMARCE1**

ARID1A/ ARID1B

Ovarian clear cell carcinoma (68%)
Dedifferentiated endometrial (~100%)
Neuroblastoma

Kadoch and Crabtree, *Cell* 2013
McBride, Pulice et al., *Cancer Cell* 2018
Michel, D'Avino et al., *Nat Cell Biol* 2018
McBride, Mashtalir et al., *Nat Struct Mol Bio* 2020

SS18

Synovial sarcoma
SS18-SSX (100%) (Fusion oncoprotein)

Multi-subunit/multi-cancer studies potentiate identification of new mechanisms

Biochemical assembly and modularity

Mashtalir et al., *Cell* 2018



SMARCA4/ SMARCA2

SCCOHT (~100%)
SA4-deficient thoracic sarcomas (~100%)
Non-small cell lung cancer (12%)

Pan et al., *Nature Genetics* 2019



3D structural studies

Mashtalir et al., *Cell* 2020

SMARCB1

Malignant rhabdoid tumor (>98%)
Atypical teratoid/rhabdoid tumor (>98%)
Epithelial sarcoma (>90%)
Pediatric chordoma (50%)

Valencia et al., *Cell,* 2019
Nakayama et al., *Nature Genetics* 2017


NCP
SMARCA4/2
ACTB
ACTL6
SMARCB1
DPF2
ARID1A/B
SMARCE1
SMARCC1/2
SMARCD1/2
TFs
EWS
FLI1
ERG

Functional modules

Pan, Meyers et al., *Cell Systems* 2018


PHF10
GLTSCR1
BRD9
BRD7
SMARCD1
SMARCD2
SS18
ARID2
PBRM1
SMARCA4
DPF2
SMARCB1
ARID1A
SMARCC1
SMARCE1

ARID1A/ ARID1B

Ovarian clear cell carcinoma (68%)
Dedifferentiated endometrial (~100%)
Neuroblastoma

Clear cell meningioma (~100%) **SMARCE1**

Kadoch and Crabtree, *Cell* 2013
McBride, Pulice et al., *Cancer Cell* 2018
Michel, D'Avino et al., *Nat Cell Biol* 2018
McBride, Mashtalir et al., *Nat Struct Mol Bio* 2020

SS18

Synovial sarcoma
SS18-SSX (100%)

(Fusion oncoprotein)

Boulay et al. *Cell* 2017

Sandoval et al. *Mol Cell* 2018

Much more to do: chromatin remodeler complex mutations are widespread


ARID1A/B
67 truncating
ARID
DUF3518
8 truncating
ARID
DUF3518
SMARCA2/4
46 missense
QLQ
HSA
BRK
SNF2_N
Hel
SnAc
BD
10 missense
2 in frame
QLQ
HSA
BRK
SNF2_N
Hel
SnAc
BD
SMARCB1
9 missense
9 in frame
WH-DBD
SNF5
CTD
SMARCE1
6 missense
HMG
DPF2
5 missense
3 truncating
REQUIEM
C2H2
PHD1
PHD2

cBAF Non-truncating Neurodevelopmental Disorder (NDD) Mutations

- NDD-subunit specific
- NDD-mapped from paralog
- gnomAD (general population)



DNA-binding domains
Histone reader domains
Unstructured regions

Valencia et al., *In Preparation*

Recurrent cancer-associated mutations highlight broad opportunity for precision medicine



Missense mutations in SMARCA2/4
R1318P/G (5)
R1356W/Q (5)
R521W/L/P (7)
R885C/H/L (18)
H884Y/P/N/R (8)
S813L (5)
R849W/L (5)
R441W/Q (4)
R451H (5)
R408W/Q (5)
0-1 mutations
2-3 mutations
>=4 mutations
Bold: putative driver mutation (Bailey et al.)



Structural classification of BAF
complex cancer-associated missense mutations
n = 761 total
Core Inter-subunit
69.91%
532
88
Subunit-NCP tail
11.56%
55
Subunit-NCP core
7.23%
78
ATPase&Arp
10.25%
Catalytic (8)
1.05%

Generate functional classes of mutations

Provide foundation for therapeutic stratification



Pan-Cancer Mutations (COSMIC) mapped on to
endogenous cBAF complex model
A4 R1243W/P/L/G (22)
A4 R1232S/C/D/V (24)
A4 R973Q/W/L (18)*
ACTB G158R (11)
B1 R190W/Q/L (5)
B1 P188L/S (5)
B1 A312T/S (8)
C1 R499C/H (4)
C1 R491Q (3)
1A E1779G/K (5)*
1A G2087R/E (26)
E1 R297H/C (3)
1A R1833C/L (5)
C1 R602H/C (3)
D1 A490V/T/E (4)
D1 Q457H/C (4)
C2 I901M (4)
0-1 mutations
2-3 mutations
>=4 mutations
SMARCA4
ACTB
ACTL6A
ARID1A
SMARCD1
SMARCB1
SMARCC1
SMARCC2
Bold: putative driver mutation (Bailey et al.)
* : behind indicated residue

Chromatin remodeling complexes are *major determinants* of chromatin architecture and gene expression

- **Actionable dependencies arise from:**
  - **Paralog deletions/mutations**
    - **SMARCA4/SMARCA2, ARID1A/B, others**
  - **Shifted assembly and activities of complexes**
    - **cBAF-perturbed cancers—> BRD9/ncBAF**
  - **Transcription factor network across cancers**
    - **SMARCA4/2 dual ATPase inhibition**
  - **Locus-specific/process-specific activity**
    - **Additional targets in development (see pipeline)**
  - **Chromatin remodelers with other functions (DNA repair, DNA damage, loop architecture, others)**

Tissue-specific context



Therapeutic approaches



Cell extrinsic sequelae



FOGHORN THERAPEUTICS

Gene Traffic Control Platform

Steve Bellon, Ph.D.

SVP of Drug Discovery, Foghorn Therapeutics

Our Gene Traffic Control Platform Makes It Possible to Understand and Drug Genetic Dependencies within the Chromatin Regulatory System

Integrated, Scalable, Efficient – Repeatable Paradigm


Target

Target Identification & Validation

Determine dependencies (e.g., synthetic lethal)



Production of Chromatin Regulatory System Components at Scale & Proprietary Assays



Discovery and Optimization of Chemical Matter

Targeted Protein Degraders
Enzymatic Inhibitors
Transcription Factor Disruptors



Translation to Clinic and Identification of Biomarkers

Rational for BAF Targets: BRM/BRG1 Threads Through Entire Complex



BRM/BRG1
anchor
BAF155/170
N-term
Snf6
BAF60
ARID1A/B
BAF155/170
C-term
BRM/BRG1
HSA
BAF47
BAF53A
Swp82
β-actin
DNA
histones
BRM/BRG1
ATPase

Allostery!

Yeast Swi/Snf cryo EM structure

FOGHORN THERAPEUTICS

Platform is Powered by Ability to Produce Components at Scale

Drives Drug Discovery Pipeline with Cutting Edge Technology

Production of Chromatin Regulatory System Components



250
130
95
72
55
36







Capture part
BAF only
BAF + controls
800-pool cpds only
buffer





RU
Response
Time

Features	Benefits
Surface Mapping	Characterize TF/BAF Binding Sites
Assembly	Synthesize subcomplexes to enable drug discovery
Affinity Screening and Validation	ASMS on full complex to yield novel degraders
HTS	Multiple screening options with full complex
Biophysics/ SPR	Validation of novel small molecule binders

Protein Degradation – Evolving Therapeutic Modality



Ub
E2
E3 ligase
NH2
Target Protein
Degrader
Ub
E2
E3 ligase
NH2
Ternary complex
Catalytic process
Ub
Ub
Ub
Ub
NH
Peptide fragments
Proteasome
Polyubiquitination

FOGHORN THERAPEUTICS

Heterobifunctional Degrader Platform

Foghorn Pursuing >8 Targeted Protein Degraders

Bioinformatics	• Optimal E3 ligase target pairing • Proteomics
Screening and Characterization	• Proprietary chromatin remodeling assays • Protein degradation kinetics
Chemical Toolbox	• Proprietary library of drug-like linkers and E3 ligase binders • Chemistry to rapidly identify and optimize degraders
Structural and Computational Approaches to Degrader Design	• Structure based optimization of binders • Ternary complex crystal structures and modeling approaches for degrader optimization
Optimization of Degrader Drug Properties	• Guidelines for both of oral and IV administered degraders • PKPD/efficacy and safety modeling to optimize dosing and scheduling

Targeting ARID1A Mutated Cancers: ARID1B Protein Degrader

Advantaged by Gene Traffic Control Platform and Protein Degrader Capabilities

Gene Traffic Control Platform

- Platform produces BAF complexes and subcomplexes containing either ARID1A or ARID1B at scale
- Enables proprietary screens against ARID1B

Protein Degrader Capabilities

- Utilize protein degrader toolbox to create ARID1B hetero-bifunctional degraders

Biology & Opportunity

- ARID1A is the most highly mutated subunit of the BAF complex in cancer
- ~5% of all tumors harbor ARID1A mutations including; endometrial cancer (~40%), bladder cancer (~25%) and ovarian (~15%)
- Synthetic lethal relationship with ARID1B



Highly purified ARID1B / BAF complex


ARID1B

First Two Programs in the Clinic, Broad Pipeline Advancing

Precision Oncology / Breadth and Depth

Program / Target	Modality	Discovery	IND-enabling	Phase 1	Phase 2	Phase 3	Global Rights
FHD-286 (BRG1 / BRM)	Enzyme inhibitor	AML			Early Clinical Data (Q4 2021)		FOGHORN THERAPEUTICS
		Uveal melanoma			Early Clinical Data (Q4 2021)		FOGHORN THERAPEUTICS
FHD-609 (BRD9)	Protein degrader	Synovial sarcoma			Early Clinical Data (H1 2022)		FOGHORN THERAPEUTICS
Selective BRM	I) Enzyme inhibitor	BRG1 mutated cancers	IND 2022				FOGHORN THERAPEUTICS
	II) Protein degrader	BRG1 mutated cancers					
Selective ARID1B	Protein degrader	ARID1A mutated cancers					FOGHORN THERAPEUTICS
Synthetic Lethal Targets (multiple)	I) Enzyme inhibitors II) Protein degraders						FOGHORN THERAPEUTICS
Transcription Factors (multiple)	I) Transcription factor disruptors II) Protein degraders						FOGHORN THERAPEUTICS
Partnered program (undisclosed)	Transcription factor disruptor						MERCK

Gene Traffic Control® Platform

FOGHORN THERAPEUTICS

Selective BRM Modulators for BRG1 Mutated Cancers

Enzymatic Inhibitor and Protein Degrader Programs

BRG1 Mutations Create a Genetic Dependency on BRM

Selective BRM Modulators Overview

Target / Approach	• BRM • Enzymatic inhibitor • Targeted protein degrader
Indication	• BRG1 mutated cancers (e.g., NSCLC), 30+ cancers with BRG1 mutations
Mutation / Aberration	• BRG1
Stage	• Pre-clinical
New Patients Impacted / year*	• **> 100,000**

* US, EU5, Japan


BRM
BRG1


BRG1 Mutation
BRM Dependency Score
0.6
0.4
0.2
0.0
-0.2
-0.4
-0.6
-0.8
Cancer Cell
Growth Inhibited
Cancer Cell Lines

FOGHORN THERAPEUTICS

BRG1 Mutated in ~5% of All Tumors

Broad Addressable Patient Population



0%
5%
10%
15%
Cancer of Unknown Primary
Skin Cancer, Non-Melanoma
Non-Small Cell Lung Cancer
Bladder Cancer
Endometrial Cancer
Colorectal Cancer
Melanoma
Cervical Cancer
Thymic Tumor
Esophagogastric Cancer
Peripheral Nervous System
Small Cell Lung Cancer

BRG1 mutated across range of tumors

Accounts for ~5% of all tumors



BRG1 10%
KRAS 29%
EGFR 26%
ALK 7%
RET 4%
MET 7%
Genetic Alteration
Inframe Mutation (putative driver)
Inframe Mutation (unknown significance)
Missense Mutation (putative driver)
Missense Mutation (unknown significance)
Truncating Mutation (putative driver)
Truncating Mutation (unknown significance)
Fusion
Amplification
Deep Deletion
No alterations

BRG1 mutated in up to 10% of NSCLC tumors, minimal overlap with other mutations

In Vivo Target Engagement With ~20X Selective BRM Selective Inhibitor

PD Modulation in the H1299 BRG1-Null NSCLC PD Model Establishing a Direct Exposure-Response Relationship

Targeting BRM: KRT80 PD Biomarker


KRT80 relative level
1.5
1.0
0.5
0.0
Plasma PK (ng/mL)
10000
1000
100
10
1
12h
8h
12h
8h
12h
Vehicle BID
FHT-BRMi
30 mg/kg, BID
FHT-BRMi
10 mg/kg, BID

FOGHORN THERAPEUTICS

BRM Selective Inhibitor In vivo Efficacy

Demonstrates PK/PD and In vivo Efficacy in a BRG1 Mutant Lung CDX Model

A549-BRG1 Mutant NSCLC Model


1500
1000
500
0
tumor volume (mm³)
10
20
30
40
days after implantation

Body Weight


120
110
100
90
80
Body weight (% Day 0)
10
20
30
40
days after implantation

Plasma Exposure


1000
100
10
1
Mean unbound plasma conc (nM)
BRG1 cellular IC50
BRM cellular IC50
0
5
10
15
Time (h)

Vehicle Control (BID)
Cisplatin 4 mg/kg (IP)
FHT-BRMi 15 mg/kg (BID)
FHT-BRMi 30 mg/kg (BID)

FOGHORN THERAPEUTICS

Scaffolds With Enzymatic Selectivity > 100X


BRG1 vs BRM ATPase activity
Scaffold_SCAFFOLD
N/A
EPZM
Highly selective sub-series
NVS
Equations
1x
100x
30x
100x
30x
1x
Scaffold_SCAFFOLD EPZM
Scaffold_SCAFFOLD NVS
BRG1 IC50 (uM)
3
1
0.3
0.1
0.03
0.01
0.003
0.001
BRM IC50 (uM)
0.003
0.01
0.03
0.1

FOGHORN THERAPEUTICS

Strong Correlation from Enzyme to Cellular Reporter Assays


BRM ATPase IC50 (uM)
3
1
0.3
0.1
0.03
0.01
0.003
0.001
0.01
0.03
0.1
0.3
1
3
10
BRM Cellular IC50 (uM)


BRG1 ATPase IC50 (uM)
3
1
0.3
0.1
0.03
0.01
0.003
0.001
0.003
0.01
0.03
0.1
0.3
1
3
10
BRG1 Cellular IC50 (uM)

Advancing BRM Selective Degraders

Achieving Complete BRM Degradation

BRM/BRG1 HiBit Data


100
75
50
25
0
% degradation (%)
1E-3
0.01
0.1
1
10
concentration (uM)

A549 Ten-Day Proliferation Assay


FHT-BRMd
150
100
50
0
-50
% inhibition
0.01
0.1
1
10
100
Conc (uM)

Degraders cause time- and dose-dependent BRM degradation, antiproliferative effects in A549 BRG1 mutant NSCLC lung model

FOGHORN THERAPEUTICS

FOGHORN THERAPEUTICS

Target Hopping to Related Helicase Targets

ATP Dependent Helicases

Potential to Broaden Pipeline and Further Validate Platform Breadth


BRG1/BRM

Target Hopping to Related Helicase Targets



class
series1
series2
300
100
30
10
3
1
0.3
0.1
0.03
0.01
0.003
BRM IC50 uM
0.1
0.3
1
3
10
30
100
Helicase IC50 uM

FOGHORN THERAPEUTICS

Potency Improved to Sub 100 nM

Target Hopping Hits → Validation by ASMS and DMF → Medicinal Chemistry → **IC50 = 70 nM**


Melt Peak
-d(RFU)/dT
100
0
-100
-200
-300
-400
-500
-600
30
40
50
60
70
80
Temperature, Celsius


125
100
75
50
25
0
-25
% activity (%)
0.01
0.1
1
10
100
Concentration (uM)

FOGHORN THERAPEUTICS

Novel Approach to Targeting Transcription Factors

Disrupting Transcription Factor – Chromatin Remodeling Complex Interactions

A New Approach to Drugging Transcription Factors

Enabled by Proprietary Ability to Purify and Synthesize Chromatin Regulatory System Components

TFs are compelling drug targets…

- Highly involved in gene expression
- Implicated in range of cancers and other diseases

…but historically difficult to target

- Featureless surface: no druggable binding pocket
- Tight interactions with DNA: undruggable affinities



Foghorn's Focus
Potential druggable sites
Historical Focus

Foghorn has a new approach focusing on interaction with BAF

- Druggable binding pockets
- Druggable affinities

Transcription Factor-Chromatin Remodeling Complex Interactions

Unique Insights in Where and How Transcription Factors Bind

TF #1



KD = 21 nM



RU
400
300
200
100
0
0.01
0.1
1
10
100
1000
TF #1 (nM)

TF #2



KD = 125 nM



RU
250
200
150
100
50
0
0.1
1
10
100
1000
10000
TF #2 (nM)

TF #3



KD = 94 nM



RU
350
300
250
200
150
100
50
0
0.1
1
10
100
1000
10000
TF #3 (nM)

TF #4



KD = 351 nM



RU
400
300
200
100
0
0.1
1
10
100
1000
10000
TF #4 (nM)

Transcription Factors (TF): 

FOGHORN THERAPEUTICS

SPI1: Transcription Factor SPI1 Dependency in AML

SPI1 inhibition selectively inhibits the growth of AML cell lines


AML cell line
0.5
0.0
-0.5
-1.0
-1.5
Dependency Treshold of 0.3
Dependency Score
Cancer Cell Lines

CRISPR Screening data by Achilles (>400 cancer cell lines)

Aberrant SPI1 overexpression


BAF
Remodeling
Machine
SPI1
TF
SPI1 Target
Gene Sites
Overexpression
of Genes
Regulated by
SPI1
AML

FOGHORN THERAPEUTICS

ATAC-seq Shows SPI1 Regulatory Elements are BAF Dependent


Dual ATPase Inhibitor
BAF
SPI1

ATAC-Seq measures open regions of genome


ATAC Signal
DMSO
ATAC Signal
Dual ATPase Treatment

What motifs exist at newly closed chromatin?

Rank	Motif	Name	P-value	log P-pvalue
1	AGAGGAAGTG	PU.1(ETS)/ThioMac-PU.1-ChIP-Seq(GSE21512)/Homer	1e-95	-2.209e+02
2	ACGAGGAAGT	ELF5(ETS)/T47D-ELF5-ChIP-Seq(GSE30407)/Homer	1e-77	-1.792e+02
3	AAAGAGGAAGTG	SpiB(ETS)/OCILY3-SPIB-ChIP-Seq(GSE56857)/Homer	1e-63	-1.471e+02
4	CGGAAGTGAAAC	PU.1-IRF(ETS:IRF)/Bcell-PU.1-ChIP-Seq(GSE21512)/Homer	1e-61	-1.412e+02
5	ACCAGGAAGT	EHF(ETS)/LoVo-EHF-ChIP-Seq(GSE49402)/Homer	1e-57	-1.329e+02
6	ACCAGGAAGT	ELF3(ETS)/PDAC-ELF3-ChIP-Seq(GSE64557)/Homer	1e-56	-1.295e+02
7	GGAAGTGAAAGT	PU.1:IRF8(ETS:IRF)/pDC-Irf8-ChIP-Seq(GSE66899)/Homer	1e-55	-1.268e+02

All SPI1 Binding Signature

Full BAF Mapping Identifies Key Interactions With SPI1

TR-FRET Based Screening Assays Constructed



ITC
DP (µcal/s)
Time (min)
Control
ΔH (kcal/mol)
Molar Ratio
Model: One Set of Sites
[Cell] (M) = 30.0e-6
[Syr] (M) = 300e-6
N (sites) = 0.694 ± 1.3e-2
KD (M) = 1.65e-6 ± 266e-9
ΔH (kcal/mol) = -18.8 ± 0.66
Offset (kcal/mol) = -1.5e-2 ±
ΔG (kcal/mol) = -7.76
-TΔS (kcal/mol) = 11.0



TR-FRET
665/615
300000
200000
100000
0
0.1
1
10
100
1000
Control

Control curves have key interaction residues deleted from BAF subunit

FOGHORN THERAPEUTICS

Highly Scalable Approach and Significant Unmet Medical Need

Potential to Drug > 100 TFs Associated with BAF

- >100 TFs estimated associated with BAF
- Foghorn pursuing multiple TFs in parallel
- Approach highly scalable and potential broad application – other chromatin remodeling complexes and other diseases



MERCK

- Merck collaboration to drug single specified transcription factor target
- $425 million in up-front, research, development and sales-based milestones
- Up to low double-digit royalties on product sales

FHD-286: Clinical Entry Point - AML and Uveal Melanoma

Sam Agresta, MP, MPH & TM
Chief Medical Officer, Foghorn Therapeutics

FHD-286 Targets Abnormal Dependencies on BAF in Cancer

Target / Approach	• BRG1/BRM ATPase • Small molecule, allosteric, oral enzymatic inhibitor
Indications	• Acute myelogenous leukemia (AML) • Uveal melanoma • Indication expansion work ongoing in multiple solid tumors
Mutation / Aberration	• **AML**: Elevated BRG1-BAF / TF activity in AML blast cells • **Uveal Melanoma**: GNAQ/GNA11 mutated UM is driven by dependency on BAF / TF activity
Program Status / Milestones	• Phase I studies enrolling in AML and metastatic uveal melanoma • Phase I data as early as Q4'21
New Patients Impacted / Year*	• **AML: Over 20,000 relapsed and/or refractory patients** • **Uveal melanoma: Over 5,000 patients**

* US, EU5, Japan

BAF Chromatin Remodeling Complex



BRG1
BRM
BRG and BRM Subunits

- **BRM/BRG1 is the engine (ATPase) of the BAF chromatin remodeling complex**
- **BRG1 & BRM are highly similar proteins**

AML & Dependency on BRG1 / Lineage Dependent TF Interactions


Disease State
HSC
AML blasts stuck in BAF / TF dependent proliferative phase
Treatment with FHD-286
Differentiation
Loss of blast phenotype / Apoptosis
Cancerous blast cells rely on BRG1 containing BAF / TF activity
BAF – TF Activity
BAF – TF Activity

AML Dependent on BRG1 / Lineage TF Interaction

SPI1 (PU.1) / BAF Dependency


AML cell line
Dependency Treshold of 0.3
SPI1 Dependency
SPI1 RNA levels
Cell Line
0.5
0.0
−0.5
−1.0
−1.5

BRG1 Inhibition Leads to Loss of SPI1 (PU.1) Occupancy on Chromatin


SPI1 ChIPseq
3.5
3.0
2.5
2.0
1.5
1.0
-1000
-500
0
500
1000
Distance from Center of Peak
DMSO Control
BRG1/BRMi

Four TF's Associated With 70% of AML


Sample ID
Subtype
TF #1
SPI1 (PU.1)
TF #3
TF #4
M5
M2
M1
M3
M4
null
Not Classified
M7
M6
M5
M2
M1
M0 Undifferentia...
M3
M4
3.9
9.1
10
13
3.6
7.8
11
13

FOGHORN THERAPEUTICS

Tumor Growth Inhibition with FHD-286 Treatment Observed by Bioluminescence

Imaging in a Disseminated AML model


Vehicle
FHD-286
1.5 mg/kg, BID
(5on / 8off) x3
FHD-286
1.5 mg/kg
QDx28
Sorafenib
15 mg/kg,
QDx14
Group 01, Mouse 01
Vehicle, PO, (Q12Hx2) QDx5; QDx8; (Q12Hx2) QDx5; QDx8; (Q12Hx2) QDx5, 0.2ml/20g
Group 02, Mouse 09
FHT-0003794-002, PO, ((Q12Hx2) QDx5; off 8 days))x3, 1.5mg/kg
Group 03, Mouse 07
FHT-0003794-002, PO, QDx28, 1.5mg/kg
Group 04, Mouse 10
Sorafenib tosylate, PO, QDx14, 15mg/kg
Representative images
Prone
Supine
Day 05
Day 12
Day 19
Day 26
Day 33
Day 40
Caviance Confidential

FOGHORN THERAPEUTICS

FHD-286 Survival Advantage in Disseminated AML Model


Percent survival
100
50
0
0
10
20
30
40
Days post implant
Vehicle
FHD-286 1.5 mpk, BID (5on/8off)x3
FHD-286 1.5 mpk, QDx28
Sorafenib 15 mg/kg, QDx14

FHD-286 Shows Broad Efficacy Across AML Patient Derived Samples

Notable Patient ID	Deep Response	Pathology Review	Disease Status
1690AML1	Y	AML	Secondary
1695AML1	Y	AML/MDS	Secondary
1696AML1	Y	AML	Secondary
1701AML1	Y	AML	Secondary
1893AML1	Y	AML	R/R
1899AML1	Y	AML	R/R
1990pAML1	Y	AML	R/R
1991pAML1	Y	AML	de novo
2041AML1	Y	N/A	de novo
2043pAML1	Y	AML	R/R
2059AML1	Y	AML	R/R
1682AML1	~	N/A	N/A
1689AML1	~	AML/MDS	de novo
1684AML1	N	CML	R/R
1924AML1	N	AML/MDS	R/R

Y = Deep reduction in blast cells
~ = Partial reduction
N = No response

1695AML1 – BM-secondary AML


Pro-differentiation effect
relative to DMSO
1.5
1.0
0.5
0.0
0.1
1
10
100
1000
10000
FHD-286 [nM]
Aza + venetoclax
7+3

- **Response observed in a majority of primary AML samples, irrespective of prior treatment or disease stage**
- **Additional data set from patient derived samples demonstrate mutation agnostic responses**

FOGHORN THERAPEUTICS

FHD-286 Shows Effect Across a Range of Mutations in AML Patient-Derived Samples



IC50 (nM)
500
450
400
350
300
250
200
150
100
50
0
Patient Samples
DNMT3A
FLT3
IDH1
IDH2
KIT
NF1
NPM1
NRAS
RUNX1
TET2
TP53

FOGHORN THERAPEUTICS

Potential PD Marker: AML TFs and Gene Signatures

BAF Regulates SPI1, A Key Transcription Factor in AML Subsets

FHD-286 downregulates SPI1 protein and downstream SPI1 target genes

SPI1 target RNA signature is suppressed



SPI1 (PU.1) Target Genes
Menin-MLL Targets
CSF1R
TREM2
ITGAX
LSP1
AIF1
FGR
FLNA
IRF8
CORO1A
PTAFR
SPI1
CTSS
PTPN6
CX3CR1
ITGB2
UNC93B1
PFKL
PLEK
MID1IP1
MEIS1
MEF2C
REEP3
PBX3
HOXA9
-1.50
0.00
1.50
bio_context_id
Kasumi6
EOL1
MV411
OCIAML2
NOMO1
OCIAML3
Kasumi6
MV411
EOL1
OCIAML2
NOMO1
OCIAML3
4h
24h

SPI1 protein is reduced in a dose-dependent manner



nM FHT-BRG1/BRMi
0
6.25
12.5
25
50
100
0nM unstained
100nM unstained
SPI1
Count
1.0K
800
600
400
200
0
0
10^4
10^5
10^6
SPI1
MFI
2.0×10⁵
1.5×10⁵
1.0×10⁵
5.0×10⁴
0
0
6.25
12.5
25
50
100

FOGHORN THERAPEUTICS

Uveal Melanoma

Disease Overview

Primary Disease:

- ~1,500 cases diagnosed each year, US
- Age at diagnosis: early 60s-median, 70s-peak
- ~30% asymptomatic
  - Lesion found on routine eye exam
- Mild symptoms such as blurry vision in one eye
- 95+% are primary disease at diagnosis

Metastatic Disease:

- Over 50% of patients develop metastatic disease, typically in the liver.


a

Metastatic Uveal Melanoma

Disease Overview

- Treatment: No approved treatments
  - Liver Directed: Chemoembolization, radio-ablation, immunotherapy
  - Systemic: Ipilimumab + nivolumab, dacarbazine, temozolomide
- Majority (~80%) of patients die within 1 year of detection of metastasis
- Median survival is ~6-9 months

High Unmet Need



100
80
60
40
20
0
Overall survival (%)
CIT
CHT
P=0.80
0
1
2
3
4
5
Time (years)
Number at risk
CHT 272 114 39 19 6 1
CIT 107 56 21 6 3 0

Rantala, et. al, Melanoma Research, 2019, Vol 29 No 6

Therapeutic Rationale for Uveal Melanoma: Dependency on MITF / SOX10 TF's and BAF Complex Interaction

Inhibiting BRG1/BRM to Shut Down the Abnormal TF Interaction with the BAF Complex

Biology

Over 85% of uveal melanoma cancers have GNAQ or GNA11 mutations



Cell Membrane
GPCR
GNAQ
GNA11
Signal Transduction
MITF
SOX10
FHD-286
BRG1/BRM
Inhibitor

Validation of Dependency and Approach



MITF Dependency Score
MITF
OMM1
92-1
Cancer Cell Lines



SOX10 Dependency Score
SOX10
92-1
OMM1
Cancer Cell Lines



MITF ChIPseq
Enhancer Occupancy
70000
60000
50000
40000
30000
20000
10000
-5000
0
+5000
DNA Distance (nucleotides)
DMSO Control
BRG1/BRMi



SOX10 ChIPseq
Enhancer Occupancy
70000
60000
50000
40000
30000
20000
10000
-5000
0
+5000
DNA Distance (nucleotides)

FOGHORN THERAPEUTICS

Dual BRG1/BRM Inhibition

Disrupts the SOX10-MITF Transcriptional Axis in Uveal Melanoma



A
SOX10
-log10(Adjusted P-Values)
Log Fold Change
D
RNA
ATAC
SMARCA4
H3K27ac
MITF
SOX10
TFAP2A
DMSO
FHT-1015
SOX10
SOX10 Enhancers



B
NES: -1.78018
Adj. P value: 0.015
NES: -1.78985
Adj. P value: 0.015
NES: -1.93211
Adj. P value: 0.015
C
SOX10
DMSO
FHT-1015
SOX10 enhancer element
DMSO
FHT-1015
E
Parental
Vector
SOX10-Myc-DDK
SOX10
β-actin
Relative growth
[FHT-1015], nM

Figure 5. BAFi disrupts the SOX10-MITF transcriptional axis. A. Differential gene expression as measured by RNA-seq in 92-1 cells treated with DMSO or FHT-1015. **B.** GSEA identified SMARCA4 targets, melanoma, and pigmentation gene sets as enriched among genes down-regulated by FHT-1015 treatment. **C.** Nascent transcripts at the *SOX10* gene body and enhancer are down-regulated within 1 hour of FHT-1015 treatment in MP46 UM cells. **D.** Genome browser view of the *SOX10* locus, showing the loss of accessibility, SMARCA4, and TF occupancy at the SOX10 enhancers following FHT-1015 treatment in 92-1 cells. **E.** Forced expression of *SOX10* from a BAF-independent promoter can rescue the growth inhibition phenotype elicited by FHT-1015.

FOGHORN THERAPEUTICS

FHD-286 was Associated with Dose-Dependent Tumor Regression in Uveal Melanoma CDX Models at Tolerated Doses

MP-46 uveal melanoma CDX model

- **Dose-dependent tumor growth inhibition**
- **Well tolerated**

92-1 uveal melanoma CDX model

- **Dose-dependent tumor growth inhibition**
- **Tumor regression at 1.5 mg/kg, PO, QD**
- **Well tolerated**


Tumor Volume
Tumor Volume (mm3)
Days Post Treatment
Body Weight
Body Weight Change (%)
Days Post Treatment
Tumor Volume
Tumor Volume (mm3)
Days Post Treatment
Body Weight
Body Weight Change (%)
Days Post Treatment
Vehicle
FHD-286, 0.5 mg/kg, PO, QD
FHD-286, 1.5 mg/kg, PO, QD

FOGHORN THERAPEUTICS

BRG1/BRM Inhibition Induces Apoptosis in UM Cell lines



92-1
MP41
Caspase 3/7
(Count per well)
Hours post-treatment
10
5
2.5
1.25
0.63
0.31
0.16
0.08
0.04
DMSO
FHT-BRG1/BRMi (uM)

Significantly faster onset (3 days) and potent growth inhibition with apoptosis in UM cell lines

FOGHORN THERAPEUTICS

FHD-286 Clinical Development Plan

Two Parallel Phase 1 Studies Activated

CLINICAL PLAN

AML & Uveal Melanoma FIH Phase 1 Studies

Relapsed / Refractory AML & MDS

Metastatic Uveal Melanoma

Trial Designs

- Single patient accelerated titration (n=1)
- Convert to 3+3 once relevant PK/PD, safety or clinical activity observed
- Retrospective biomarker analysis to further evaluate safety and efficacy
- Assess safety, PK, biomarkers and efficacy

Expansion cohorts in AML, UM and potentially other indications

Potential for entry into definitive efficacy trials in AML

Potential for entry into definitive efficacy trials in metastatic uveal melanoma

Potential for Indication Expansion Beyond AML and UM

Clinical data as early as Q4 2021

Indication Expansion Opportunities for FHD-286



FHT-BRG1/BRMi IC50 (nM)
10
3
1
0.3
0.1
0.03
0.01
.003
AML
Bladder
Bone
Breast
Esophagus
Eye
Other Hematologic*
Kidney
Liver
Lung
Melanoma
Muscle
Ovary
Prostate
Uveal Melanoma
Tissue Type

*DLBCL, B-ALL, T-ALL, MDS, MM, Burkitt's Lymphoma, Mantle Cell Lymphoma

nature COMMUNICATIONS

ARTICLE

https://doi.org/10.1038/s41467-020-19328-1 OPEN

Role of specialized composition of SWI/SNF complexes in prostate cancer lineage plasticity

Joanna Cyrta et al.#

SCIENTIFIC REPORTS

natureresearch

SMARCA2-deficiency confers sensitivity to targeted inhibition of SMARCA4 in esophageal squamous cell carcinoma cell lines

Katharina Ehrenhöfer-Wölfer[1], Teresa Puchner[1], Cornelia Schwarz[1], Janine Rippka[1], Silvia Blaha-Ostermann[1], Ursula Strobl[1], Alexandra Hörmann[1], Gerd Bader[1], Stefan Kornigg[1], Stephan Zahn[1], Wolfgang Sommergruber[1], Norbert Schweifer[1], Thomas Zichner[1], Andreas Schlattl[1], Ralph A. Neumüller[1], Junwei Shi[2], Christopher R. Vakoc[3], Manfred Kögl[1], Mark Petronczki[1], Norbert Kraut[1], Mark A. Pearson[1] & Simon Wöhrle[1]

Memorial Sloan Kettering Cancer Center

Acute Myeloid Leukemia in 2021

Eytan M. Stein, MD
Director, Program for Drug Development in Leukemia
Leukemia Service
Memorial Sloan Kettering Cancer Center
New York, New York

Acute Myeloid Leukemia


Cortical bone
Spongy bone
Marrow
A.D.A.M.



AML is Complicated



RUNX1 ~40%
MLL-PTD ~25%
ASXL1 ~20%
DNMT3A ~20%
SRSF2 ~20%
STAG2 ~15%
NRAS ~15%
FLT3-ITD ~15%
TET2 ~15%
BCOR ~10%
U2AF1 ~10%
PHF6 ~10%
ZRSR2 ~5%
SF3B1 ~10%
EZH2 ~5%
Chromatin-spliceosome 13%
IDH2R172 1%
DNMT3A ~70%
No class 5%
No drivers 3%
t(15;17)(q22;q21); PML-RARA 13%
FLT3-ITD ~35%
FLT3-TKD ~15%
WT1 ~15%
KIT ~25%
NRAS ~20%
Cohesin ~20%
ASXL2 ~20%
ZBTB7A ~20%
ASXL1 ~10%
EZH2 ~5%
KDM6A ~5%
MGA ~5%
DHX15 ~5%
t(8;21)(q22;q22.1); RUNX1-RUNX1T1 7%
NRAS ~40%
KIT ~35%
FLT3-TKD ~20%
KRAS ~15%
inv(16)(p13.1q22); CBFB-MYH11 5%
t(v;11q23.3); X-KMT2A 4%
KRAS ~20%
NRAS ~20%
TP53 mutant - chromosomal aneuploidy 10%
t(9;22)(q34.1;q11.2); BCR-ABL1 1%
t(6;9)(p23;q34.1); DEK-NUP214 1%
FLT3-ITD ~70%
KRAS ~20%
t(5;11)(q35.2;p15.4); NUP98-NSD1 1%
FLT3-ITD ~85%
inv(3)(q21.3q26.2); GATA2,MECOM 1%
biCEBPA mutant 4%
GATA2 ~30%
NRAS ~30%
WT1 ~20%
CSF3R ~20%
Other rare fusions 1%
t(3;5)(q25.1;q35.1); NPM1-MLF1
t(8;16)(p11.2;p13.3); KAT6A-CREBBP
t(16;21)(p11.2;q22.2); FUS-ERG
t(10;11)(p12.3;q14.2); PICALM-MLLT10
t(7;11)(p15.4;p15.2); NUP98-HOXA9
t(3;21)(q26.2;q22); RUNX1-MECOM
NRAS ~30%
KRAS ~15%
PTPN11 ~20%
SF3B1 ~20%
GATA2 ~15%
ETV6 ~15%
PHF6 ~15%
RUNX1 ~10%
BCOR ~10%
ASXL1 ~10%
NF1 ~10%
NPM1 mutant 30%
DNMT3A ~50%
FLT3-ITD ~40%
Cohesin ~20%
NRAS ~20%
IDH1 ~15%
IDH2R140 ~15%
PTPN11 ~15%
TET2 ~15%

Dohner H, et. al, Blood, 2017

Overall Survival in AML

Younger than 60

Older than 60


A
Survival Still Alive (%)
100
75
50
25
0
5
10
15
20
25
Time From Entry (years)
1970–79
1980–84
1985–89
1990–95
1995–99
2000–04
2005–09
53
43
35
29
23
15
5
B
Survival Still Alive (%)
100
75
50
25
0
5
10
15
20
25
Time From Entry (years)
1970–79
1980–84
1985–89
1990–95
1995–99
2000–04
2005–09
23
10
7
4
2

Burnett A et al. JCO 2011;29:487-494

Survival Can be Stratified Based on Genetics



C
Patient clusters
CBF leukemias (n=65): RUNX1-RUNX1T1; CBFB-MYH11
KMT2A-rearranged (n=39)
GATA2, MECOM (n=13)
DEK-NUP214 (n=5)
CEBPA double mutated (n=27)
TP53 mutated (n=59)
NPM1 mutated (n=217)
RUNX1 mutated (n=94)
others (n=145)
Overall survival
1.0
0.8
0.6
0.4
0.2
0.0
0
1
2
3
4
5
6
7
8
years

Metzeler, Blood 2016

Paradigms for Treating Newly Diagnosed AML


R/R AML
Ivosidenib
Enasidenib
Gilteritinib
Comorbid Medical Conditions
Age:
18
65
80
95
Intensive Induction "7+3"
"7+3" with Midostaurin
"7+3" with Gemtuzumab
Liposomal Ara-C/Daunorubicin (CPX-351)
HMA/LDAC
HMA/LDAC/Venetcolax
LDAC/Glasdegib
Supportive Care

Gilteritinib for Relapsed/Refractory AML with FLT3 Mutation


Median OS (95% CI)
Gilteritinib 120 mg/day 9.3 months (7.7, 10.7)
Salvage chemotherapy 5.6 months (4.7, 7.3)
+ Censored
HR=0.637 (95% CI: 0.490, 0.830); P=0.0007
Survival Probability (%)
100
80
60
40
20
0
0
3
6
9
12
15
18
21
24
27
30
33
36
Time (Months)

Patients at Risk (n)

	0	3	6	9	12	15	18	21	24	27	30	33	36
Gilteritinib 120 mg/day	247	206	157	106	64	44	31	14	11	4	1	0	0
Salvage chemotherapy	124	84	52	29	13	12	8	7	5	3	1	0	0

Perl A, et. al, NEJM 2019

Enasidenib (IDH2) Overall Survival – All R/R Patients



Median OS 8·8 months (95% CI 7·8, 9·9)
+ Censored
Survival Probability
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0
3
6
9
12
15
18
21
24
27
30
33
36
39
42
45
Months

Stein EM, Dinardo CD, et al, Blood 2017

Ivosidenib (IDH1) Overall Survival – All R/R Patients


A Overall Survival
Probability of Survival
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0
2
4
6
8
10
12
14
16
18
20
22
24
26
28
30
32
Months
No. at Risk
125 102 81 72 59 38 28 19 11 6 4 3 1 1 1 1 0

	Months
Overall survival, median [95% CI]	
CR+CRh	18.8 [14.2, NE]
Non-CR/CRh responders	9.2 [6.7, 10.8]
Non-responders	4.7 [3.7, 5.7]
All	9.0 [7.1, 10.0]
Overall follow-up, median (range)	15.3 (0.2–39.5)

Combining Midostaurin with Chemotherapy


A Median Overall Survival
Midostaurin 74.7 mo (95% CI, 31.5–NR)
Placebo 25.6 mo (95% CI, 18.6–42.9)
One-sided P=0.009 by stratified log-rank test
Probability of Survival (%)
100
90
80
70
60
50
40
30
20
10
0
Midostaurin
Placebo
0
12
24
36
48
60
72
84
90
Months
No. at Risk
Midostaurin 360 269 208 181 151 97 37 1
Placebo 357 221 163 147 129 80 30 1

Memorial Sloan Kettering Cancer Center

Stone R, et. al, NEJM 2017

Aza/Ven


Median follow-up, 20.5 mo (range, <0.1–30.7)
Hazard ratio, 0.66 (95% CI, 0.52–0.85)
P<0.001
Azacitidine plus venetoclax
Azacitidine plus placebo
Probability of Overall Survival
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0
3
6
9
12
15
18
21
24
27
30
33
Months

No. at Risk

Azacitidine plus venetoclax	286	219	198	168	143	117	101	54	23	5	3	0
Azacitidine plus placebo	145	109	92	74	59	38	30	14	5	1	0	0

Enasidenib/Ivosidenib with Induction Chemotherapy


INDUCTION
(1–2 cycles)
CONSOLIDATION
MAINTENANCE
SCREENING
mIDH1
mIDH2
ivosidenib 500mg + ARA-C (200mg/m2/d x 7d) + DNR (60mg/m2/d x 3d)
ivosidenib 500mg + ARA-C (200mg/m2/d x 7d) + IDR (12mg/m2/d x 3d)
enasidenib 100mg + ARA-C (200mg/m2/d x 7d) + DNR (60mg/m2/d x 3d)
enasidenib 100mg + ARA-C (200mg/m2/d x 7d) + IDR (12mg/m2/d x 3d)
CR CRi CRp
CR CRi CRp
ivosidenib 500mg + ARA-C (up to 4 cycles) or mitoxantrone + etoposide (ME)
enasidenib 100mg + ARA-C (up to 4 cycles) or mitoxantrone + etoposide (ME)
CR CRi CRp
Single-agent ivosidenib or enasidenib daily until the end of study[a]

Ivosidenib and enasidenib are discontinued and not resumed in patients who proceed to transplant

Memorial Sloan Kettering Cancer Center

ARA-C = cytarabine; DNR = daunorubicin; IDR = idarubicin

Enasidenib/Ivosidenib with Induction Chemotherapy

Figure 2


1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Survival probability
Ivosi
Ena
Cens
Number of patients at risk:
60 57 54 52 51 49 42 38 36 32 29 29 29 28 26 25 23 22 20 18 18 12 11 10 9 8 7 4 2 2 2 Ivosidenib overall
91 87 84 80 80 80 76 74 66 59 56 53 52 50 47 43 38 35 30 25 20 18 15 15 12 9 6 6 3 2 2 Enasidenib overall
0
10
20
30
Survival (months)

Stein E, et. al Blood 2020

Novel Investigational Therapies are Effective


A
% Engraftment
Weeks post transplant
VTP-50469
ns
B
Percent survival
Days elapsed
p<0.03
n=3
Control
VTP-50469
C
% human CD45 engraftment
Days post transplant
VTP-50469
D
NPM1c / FLT3 TKD / FLT3ITD
Percent survival
Days elapsed
p<0.0003
n=5
Control
VTP-50469
E
incidence
MDS (%)
sAML (%)
MDS
IPSS
Cytogenetics
Genomic Complexity (SNP)
5q aberration
7q aberration
Chromothripsis
Transcription Factors
TP53 mut
TP53 loss
Biallelic TP53
RUNX1 mut
RUNX1 loss
Biallelic RUNX1
NPM1
Signaling
NF1 mut
NF1 loss
biallelic NF1
FLT3-ITD
FLT3-TKD
Epigenetic modifiers
ASXL1 mut
DNMT3A mut
IDH1 mut
IDH2 mut
sAML
Acquired CNAs
Cytogenetics AML
Genomic Complexity (SNP)
IPSS: low risk intermed-1
Cytogenetics: CN-AML ≤4 CNAs
Mutations: present in MDS acquired in AML

Memorial Sloan Kettering Cancer Center

Hannah J. Uckelmann et al. Science 2020;367:586-590

Transcription Factor Modifiers in Action - Menin Inhibitors

Best Response at data cutoff	Response Evaluable n = 31 (%)
Overall Response Rate*	**15/31 (48%)**
CR/CRh	5
CRp	5
CRi/MLFS	5
MRD negative^ ORR	10/15 (67%)
MLLr overall response rate	13/24 (54%)
mNPM1 overall response rate	2/7 (29%)

4 MRD- patients went on to receive stem cell transplant

Conclusions

- Molecular studies are now part of the routine assessment of patients with newly diagnosed and relapsed acute myeloid leukemia
- Despite the approval of novel agents, the median and two year overall survival with these agents leaves many opportunities for the use of novel agents
  - Overall survival at two years with aza-ven is 40%
- Moving effective agents into combinations earlier in the course of therapy, are crucial for deriving the maximum benefit from novel agents
- Foghorn is exploring a novel approach to altering gene expression through dual inhibition of BRG1/BRM, and subsequent transcription factor modulation, such as SPI1 and others.

Thank You!



Memorial Sloan Kettering Cancer Center

steine@mskcc.org

FOGHORN
THERAPEUTICS

FHD-609: Clinical Entry Point – Synovial Sarcoma

Sam Agresta, MP, MPH & TM
Chief Medical Officer, Foghorn Therapeutics

Synovial Sarcoma

Disease Overview

- 5-10% of all soft tissue sarcomas
- Most common presentation: Soft tissue tumor of the extremities in young adults
- Characterized by the translocation t(X;18)(p11.2;q11.2)
- *SS18* gene product:
  - Encodes for a protein subunit of the mSWI/SNF (BAF) chromatin remodeling complex
  - *SS18-SSX* gene competes with the endogenous SS18 protein, forming an altered complex lacking the tumor suppressor BAF4



A
B
C



Break point
Break point
NH2
COOH
NH2
COOH
SYT (chromosome 18)
SSX (X chromosome)
SSX-RD
t(X;18)
NH2
COOH
Altered transcription
NY-ESO-1 expression
Altered cellular metabolism
Transcription factor
Transcription factor

FOGHORN THERAPEUTICS

Metastatic Synovial Sarcoma
Disease Overview

- Surgical resection of metastatic disease
  - Can provide long-term relapse-free survival in selected patients.
- Chemotherapy
  - Administered with palliative intent, with the goals of decreasing tumor bulk, diminishing symptoms, improving quality of life, and prolonging survival.
- Advanced unresectable
  - Candidates for clinical trials
- Prognosis:
  - Localized disease: 5-year PFS range from 26% - 80.7% and 5-year OS from 40% - 90.7%
  - Metastatic disease: 5-year OS is very low, 0-10%


Lung Metastases

FHD-609 Targets and Degrades the BRD9 subunit of BAF which is Required for Synovial Sarcoma Cells to Survive

Selective, Potent BRD9 Targeted Protein Degrader

Target / Approach	• BRD9 • Intravenous Protein Degrader
Initial Indication	• Synovial Sarcoma
Mutation / Aberration	• SS18-SSX1 / SSX2 / SSX4 protein fusions
Program Status / Milestones	• Phase I data as early as H1'22
New Patients Impacted / Year*	• **Synovial Sarcoma: Over 1,800 patients / year**



BRD9 subunit
SS18-SSX1 / SSX2 /
SSX4 mutated subunit



BRD9 Dependency Score
1.0
0.5
0.0
-0.5
-1.0
-1.5
-2.0
-2.5
Dependency Threshold of -1
Synovial Sarcoma Cell Line
Other Soft Tissue Sarcoma Cell Line
Cancer Cell Lines
ProjectDRIVE shRNA data

BRD9 is required for the survival of synovial sarcoma cells

* US, EU5, Japan

FHD-609 Selectively Degrades BRD9: Global Proteomic Assessment



Negative Fold Change
Not Significant
Positive Fold Change
BRD9
GLTP
COL3A1
TUBB
BRD4
BRD7
-log10 p-value
7.5
5.0
2.5
0.0
-4
-2
0
2
4
log2 fold change

- Data shown for SYO1 synovial sarcoma cells treated with 16nM of FHD-609 (~200x DC50) for 4h.
- BRD9 is the only protein significantly degraded, with 16-fold reduction, by quantitative MS analysis.
- Similar selectivity observed for 24h treatment of 16nM FHD-609, or higher concentration of 78nM (~1000x DC50) for 4h, data not shown

FOGHORN THERAPEUTICS

Robust *in vivo* Activity Observed in Synovial Sarcoma Model and BRD9 Degradation Associated with FHD-609 Treatment

Weekly Dosing of FHD-609 Achieved Sustained BRD9 Degradation

SY01 Synovial Sarcoma CDX Model

- Mutation: **SS18-SSX2**
- Inhibited tumor growth
- Dose dependent BRD9 degradation correlated with anti-tumor activity



Tumor Volume
Tumor Volume (mm³)
3000
2000
1000
0
0
5
10
15
20
25
Days Post Treatment
Vehicle
FHD-609, 3.5 mg/kg, IP, QW
FHD-609, 0.7 mg/kg, IP, QW
FHD-609, 0.5 mg/kg, IP, QD

Sustained BRD9 Degradation



FHD-609 0.7 mg/kg, IP, QW
4h
7d
10d
1 3 10 29 35 52 62 69
Control
BRD9
FHD-609 3.5 mg/kg, IP, QW
4h
7d
10d
12 24 28 51 63 65 68 82
Control
BRD9

FOGHORN THERAPEUTICS

Superior Tumor Growth Inhibition of FHD-609 in a Synovial Sarcoma Model as Compared to Ifosfamide and Pazopanib

ASKA CDX Model

- Mutation: **SS18-SSX1**
- Superior tumor growth inhibition compared to ifosfamide and pazopanib
- Complete suppression observed over 30 days at 2 mg/kg of FHD-609



Tumor Volume
Tumor Volume (mm3)
2800
2100
1400
700
0
0
10
20
30
40
Days Post Treatment
Body Weight
% Body Weight Change
120
110
100
90
80
0
7
14
21
28
Days Post Treatment
Vehicle
FHD-609, 0.1 mg/kg, IV, BIW
FHD-609, 0.5 mg/kg, IV, BIW
FHD-609, 2 mg/kg, IV, BIW
Ifosfamide 80mg/kg, IV, Day0-Day2
Pazopanib, 40 mg/kg, PO, QD

FOGHORN THERAPEUTICS

FHD-609 Clinical Development Plan

CLINICAL PLAN

Synovial Sarcoma FIH Phase 1

Metastatic Synovial Sarcoma	Synovial Sarcoma expansion cohorts	*Potential for entry into definitive efficacy trials in synovial sarcoma*
	SMARCB-1 deleted tumors and potentially other indications	

Trial Designs

- Single patient accelerated titration (n=1)
- Convert to 3+3 once relevant PK/PD, safety or clinical activity observed
- Assess safety, PK, clinical activity and biomarkers

Biomarkers:

- SS18-SSX1, SS18-SSX2 or SS18-SSX4 translocation

Clinical data as early as H1 2022

FOGHORN THERAPEUTICS

Howard “Skip” Burris III, MD, FASCO, FACP
Sarah Cannon Research Institute

SARAH CANNON

Sarah Cannon Research Sites


OKLAHOMA CITY:
Oklahoma University–
PHILADELPHIA:
Thomas Jefferson University's Sidney Kimmel Cancer Center–
DENVER:
Sarah Cannon at HealthONE –
Colorado Blood Cancer Institute at Presbyterian/St. Luke's Medical Center–
AUSTIN:
Sarah Cannon Blood Cancer Center at South Austin Medical Center–
SAN ANTONIO:
Texas Transplant Institute at Methodist Hospital –
FRANKLIN:
Tennessee Oncology–
NASHVILLE:
Tennessee Oncology–
Sarah Cannon Center Transplant & Cellular Therapy Program at TriStar Centennial–
BATON ROUGE:
Hematology Oncology Clinic–
ASHEVILLE:
Messino Cancer Centers –
CHATTANOOGA:
Tennessee Oncology–
TALLAHASSEE:
Florida Cancer Specialists-Panhandle–
ORLANDO:
Florida Cancer Specialists - Lake Mary–
Florida Cancer Specialists - Lake Nona–
SARASOTA:
Florida Cancer Specialists–
WEST PALM BEACH:
Florida Cancer Specialists-East–
FT. MYERS:
Florida Cancer Specialists-South–
ST. PETERSBURG:
Florida Cancer Specialists-North–
LONDON:
Sarah Cannon Research UK–

States with HCA Healthcare Hospitals

Strategic Sites

DDU / Phase 1

Sarah Cannon Transplant & Cellular Therapy Network

SARAH CANNON

Phase I Drug Development Program

50+
Phase 1 Studies in Presentations at ASCO 2020

500+
First-in-Human Trials Conducted

Clinical Trial Leader in the **Majority** of Approved Cancer Therapies over the Last 10 Years

200+
Unique Agents per Year

1,200+
Patients Treated on Phase 1 Trials in 2020

250+
Physicians who Engage in P1 Research



Tennessee Oncology
Nashville
Franklin



Florida Cancer Specialists
Sarasota
Lake Mary
Lake Nona



Oklahoma Univ. Medical Center
Oklahoma City



Sarah Cannon UK
London



Sarah Cannon HealthONE
Denver



SKCC-Jefferson Health
Philadelphia

SARAH CANNON

First Two Programs in the Clinic, Broad Pipeline Advancing

Precision Oncology / Breadth and Depth

Program / Target	Modality	Discovery	IND-enabling	Phase 1	Phase 2	Phase 3	Global Rights
FHD-286 (BRG1 / BRM)	Enzyme inhibitor	AML			Early Clinical Data (Q4 2021)		FOGHORN THERAPEUTICS
		Uveal melanoma			Early Clinical Data (Q4 2021)		FOGHORN THERAPEUTICS
FHD-609 (BRD9)	Protein degrader	Synovial sarcoma			Early Clinical Data (H1 2022)		FOGHORN THERAPEUTICS
Selective BRM	I) Enzyme inhibitor	BRG1 mutated cancers	IND 2022				FOGHORN THERAPEUTICS
	II) Protein degrader	BRG1 mutated cancers					
Selective ARID1B	Protein degrader	ARID1A mutated cancers					FOGHORN THERAPEUTICS
Synthetic Lethal Targets (multiple)	I) Enzyme inhibitors II) Protein degraders						FOGHORN THERAPEUTICS
Transcription Factors (multiple)	I) Transcription factor disruptors II) Protein degraders						FOGHORN THERAPEUTICS
Partnered program (undisclosed)	Transcription factor disruptor						MERCK

Gene Traffic Control® Platform

Thank you

SARAH CANNON

Concluding Remarks
Q&A

Adrian Gottschalk

Chief Executive Officer, Foghorn Therapeutics